Exhibit 10.82
AMENDMENT NO. 1
TO THE
NACCO MATERIALS HANDLING GROUP, INC.
EXCESS RETIREMENT PLAN
(EFFECTIVE JANUARY 1, 2008)
     NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 1 to the NACCO Materials Handling Group, Inc. Excess Retirement Plan (Effective January 1, 2008), effective as of January 1, 2008. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.
Section 1
     Section 2.11(b)(ii) of the Plan is hereby amended by adding the following parenthetical phrase to the end thereof, to read as follows:
     “(or who was a participant in the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan on December 31, 2007).”
          EXECUTED this 11th day of November, 2008.

NACCO MATERIALS HANDLING
GROUP, INC.

By:	/s/ Charles Bittenbender
Title: Secretary

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